UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2023

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32653
(Address of Principal Executive Offices)	(zip code)

386-418-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The NASDAQ Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Scott Fine, the Chief Executive Officer of Cyclo Therapeutics, Inc. (“Cyclo” or the “Company”) and Shawn Cross, the Chief Executive Officer and Chair of the Board of Directors of Applied Molecular Transport Inc. (“AMTI”) participated in a pre-recorded moderated webcast with the Virtual Investor, as part of its “What This Means” On Demand Video Series. At approximately 1:00 p.m. Eastern Time today, Cyclo will post a link to the webcast recording on the Investor Relations section of its website (www.cyclotherapeutics.com).

The information discussed under this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing. The contents of any URL referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings by the Company with the U.S. Securities and Exchange Commission.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. These statements are often identified by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “to be,” “will,” “would,” or the negative or plural of these words, or similar expressions or variations, although not all forward-looking statements contain these words. Cyclo cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur and actual results could differ materially from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified herein, and those discussed in the section titled “Risk Factors” set forth in Cyclo’s Annual Report on Form 10-K for the year ended December 31, 2022, and in AMTI’s latest Quarterly Report on Form 10-Q, each of which is on file with the SEC. Among other things, there can be no guarantee that the proposed business combination will be completed in the anticipated timeframe or at all, that the conditions required to complete the proposed business combination will be met, or that the combined company will realize the expected benefits of the proposed business combination, if any. These risks are not exhaustive. New risk factors emerge from time to time, and it is not possible for Cyclo’s management to predict all risk factors, nor can Cyclo assess the impact of all factors on Cyclo’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Except as required by law, Cyclo undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information will be Filed with the SEC

Cyclo plans to file with the SEC the Registration Statement in connection with the transactions, and Cyclo and AMTI plan to file with the SEC and mail to their respective stockholders the Joint Proxy Statement/Prospectus in connection with the transactions. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference into the Joint Proxy Statement/Prospectus (if any) carefully when they are available before making any voting or investment decision with respect to the proposed transactions. The Registration Statement and the Joint Proxy Statement/Prospectus and other relevant documents filed with the SEC in connection with the proposed transaction or incorporated by reference into the Joint Proxy Statement/Prospectus (if any) will contain important information about Cyclo, AMTI, the transactions and related matters. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Cyclo and AMTI through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Cyclo by contacting cyth@jtcir.com or from AMTI by contacting asantos@wheelhouselsa.com.

Participants in the Solicitation

Cyclo and AMTI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 21, 2023, among Cyclo, Cameo Merger Sub, Inc., a Delaware corporation, and AMTI. Information regarding Cyclo’s directors and executive officers is contained in Cyclo’s proxy statement, filed with the SEC on June 13, 2023. Information regarding AMTI’s directors and executive officers is contained in AMTI’s proxy statement, filed with the SEC on April 28, 2023. Additional information regarding the persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests in the proposed business combination will be available in the Registration Statement and the Joint Proxy Statement/Prospectus.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc.

Date: September 27, 2023

By:	/s/ N. Scott Fine
N. Scott Fine Chief Executive Officer